UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report:	May 22, 2008

(Date of earliest event reported):	May 19, 2008

Commission File No. 0-31955

QRS Music Technologies, Inc

(Exact name of Registrant as specified in its Charter)

Delaware	36-3683315
(State or other jurisdiction of incorporation)	(IRS Employer Identification Number)

2011 Seward Ave, Naples, FL	34109
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 239-597-5888

Former name or former address, if changed since last Report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐  Pre-commencement to communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 4.01 Changes in Registrant’s Certifying Accountant.

On May 19, 2008, the Audit Committee of QRS Music Technologies, Inc. (the “Company”) received written notification from  McGladrey & Pullen, LLP (“McGladrey”) that it had resigned as the Company’s Independent registered public accounting firm. A copy of the notification is attached as Exhibit 99.1.

McGladrey was engaged as the Company’s independent registered public accounting firm as of January 29, 2007.  At the time of their resignation, McGladrey had not completed the audit of the Company’s consolidated financial statements for the fiscal year ended June 30, 2007.  McGladrey had not previously audited the financial statements of the Company for any prior period.  Since McGladrey’s engagement through the date of their resignation, there has not been any matter that was the subject of a disagreement (as described in Item 304(a) (1) (IV) of Regulation S-K and the related instructions).

On May 15, 2008 McGladrey verbally advised the Chairman of the Audit Committee that they were resigning, and informed him that in connection with the incomplete audit of the Company’s  consolidated financial statements for the fiscal year ended June 30, 2007 and through the date of this filing, there were reportable events within the meaning set forth in Item 304(a)(1)(iv)(B) of Regulation S-B.  The reportable events were as follows: (1) McGladrey identified a material adjustment to inventory that was discussed verbally with the Company.  This adjustment resulted in the identification of material weaknesses with regards to the internal controls over inventory and the performance of additional audit procedures.  (2) During the audit engagement, McGladrey had developed significant concerns about the capabilities of the Company’s financial personnel and their ability to produce reliable financial statements in accordance with generally accepted accounting principles.  These concerns led McGladrey to conclude that it may be in a position as independent auditors to be unable to rely on the representations made by management.  Further, McGladrey has advised the Company that the length of time that it took the Company to resolve various open audit items as well as  the tone and content of communications between management of the Company and McGladrey caused McGladrey to conclude that it could not complete the audit of the financial statements for the year ended June 30, 2007.

The Registrant has provided McGladrey a copy of the disclosures in this Form 8-K and has requested that McGladrey furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not McGladrey agrees with the Company’s statements in this Item 4.01.  A copy of the letter dated May 22, 2008 furnished by McGladrey in response to that request is filed as Exhibit 16.1 to this Form 8-K.

Item 9.01 Financial Statements and Exhibits.

Exhibit 16.1 Letter from McGladrey & Pullen, LLP, dated May 22, 2008

Exhibit 99.1 Letter from McGladrey &Pullen, LLP dated May 19, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 22, 2008		QRS Music Technologies Inc

	By:	/s/ Ann Jones
Ann Jones Chief Financial Officer